SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                             PATAPSCO BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                     [LETTERHEAD OF PATAPSCO BANCORP, INC.]




                               September 21, 2001







Dear Stockholder:

     You are invited to attend the annual meeting of stockholders of Patapsco Bancorp, Inc. to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 25, 2001 at 4:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's wholly owned subsidiary, The Patapsco Bank.
Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.



                                   Sincerely,

                                   /s/ Joseph J. Bouffard


                                   Joseph J. Bouffard
                                   President

--------------------------------------------------------------------------------
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
                                 (410) 285-1010
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 25, 2001
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 25, 2001 at 4:00 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1. The election of three directors of the Company for terms of three years and one director of the Company for a term of two years; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 11, 2001 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Theodore C. Patterson

                                      THEODORE C. PATTERSON
                                      SECRETARY

Dundalk, Maryland
September 21, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 25, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 25, 2001 at 4:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 21, 2001.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dr. Theodore C. Patterson, Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 14, 2001 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 332,950 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of September 14, 2001, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.

                                                         AMOUNT AND                PERCENT OF
                                                          NATURE OF                 SHARES OF
NAME AND ADDRESS                                         BENEFICIAL                COMMON STOCK
OF BENEFICIAL OWNER                                     OWNERSHIP (1)              OUTSTANDING
---------------------------                             -------------              ------------
Patapsco Bancorp, Inc.                                   34,554 (2)                   10.38%
Employee Stock Ownership Plan ("ESOP")
1301 Merritt Boulevard
Dundalk, Maryland  21224

Joseph J. Bouffard                                       22,233 (3)                    6.51
The Patapsco Bank
1301 Merritt Boulevard
Dundalk, Maryland  21222-2194

______________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors O'Neill, Patterson and Bouffard, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. At the Record Date, 28,329 shares had been allocated.
(3) Includes 8,429 shares Mr. Bouffard has the right to acquire upon the exercise of options exercisable within 60 days of the Record Date and 918 shares of restricted Common Stock which are held in the Management Recognition Plan ("MRP") Trust and which will vest within 60 days of the Record Date. Does not include shares with respect to which Mr. Bouffard shares voting power by virtue of his position as a trustee of the trusts holding 34,554 shares under the Company's ESOP and 4,199 shares under the MRP.


--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

     The Company's Board of Directors currently consists of eight members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. Under the Company's Articles of Incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director of The Patapsco Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1995 in connection with the incorporation and organization of the Company, except for Mr. Waters who was appointed as a director in August 1999 to fill a vacancy on the Board of Directors and Messrs. Bozel and Hoffman who became directors in November 2000 upon the Company's acquisition of Northfield Bancorp, Inc. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                       YEAR FIRST
                                       AGE AT          ELECTED AS        CURRENT
                                     JUNE 30,          DIRECTOR OF        TERM
        NAME                            2001            THE BANK        TO EXPIRE
        ----                            ----            ---------       ---------

            BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004

 Thomas P. O'Neill                       48               1995            2001
 William R. Waters                       58               1999            2001

 Gary R. Bozel                           43               2000            2001

             BOARD NOMINEE FOR TERM TO EXPIRE IN 2003

 J. Thomas Hoffman                       53               2000            2001
                  DIRECTORS CONTINUING IN OFFICE

 Douglas H. Ludwig                       63               1992            2002
 Theodore C. Patterson                   69               1979            2002
 Joseph J. Bouffard                      51               1995            2003
 Nicole N. Glaeser                       43               1993            2003

     Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     THOMAS P. O'NEILL was named Chairman of the Board of the Company and the Bank in August 1999 and has been a director since 1995. He is a managing director of American Express Tax and Business Services. Formerly he was the managing partner of the regional accounting firm of Wolpoff & Company LLP, which merged with American Express Tax and Business Services in 1998. He joined Wolpoff as a staff accountant in 1974 and became a partner in 1983. Mr. O'Neill is a member of the American Institute of Certified Public Accountants, the Maryland Association of Certified Public Accountants and the Pennsylvania Associates of Certified Public Accountants. He has served on the boards of many charitable and civic groups.

     WILLIAM R. WATERS is a Vice President and owner of Scott Pontiac in Bel Air, Maryland. He is the President and owner of Bel Air Medicine Inc., which trades as The Medicine Shop. He is a member of the advisory board of Donahue-Hart and Associates, an insurance and financial services company located in Bel Air, Maryland. Mr. Waters also serves on the financial board of Grace Community Church of Perry Hall. He was formerly a member of the Board of the Bank's predecessor organization, Patapsco Federal Savings and Loan Association, from 1984 to 1994.

     GARY R. BOZEL is the managing principal of Gary R. Bozel & Associates, a certified public accounting firm in Towson, Maryland. Mr. Bozel served as the Chairman of the Board of Northfield Bancorp, Inc. from March 1998 to November 2000 and as the Chairman of the Board of Northfield Federal Savings Bank from 1996 to November 2000. He also served as the President of Northfield Federal Savings Bank from 1993 to 1996. Mr. Bozel is a member of the board of directors and finance committee of the Towson Golf and Country Club.

     J. THOMAS HOFFMAN is a self-employed financial consultant in Towson, Maryland. Mr. Hoffman is also a registered representative with John Hancock Financial Distributors Services, Inc. and is a member of the Parkville Optimist Club and Towson Business Association.

     DOUGLAS H. LUDWIG served as a teacher, counselor and principal in the high schools of the southeast area of the Baltimore County Public Schools until his retirement in 1992. Mr. Ludwig has been active in many community organizations during his 47 years of residence in Dundalk.

     THEODORE C. PATTERSON is Secretary of both the Company and the Bank and is a retired physician. Prior to his retirement in September 1996, he was the Medical Director of Meridian-Heritage Nursing Center and staff physician at the Fort Howard V.A. Medical Center. He is the recipient of many awards including
Dundalk Citizen of the Year for 1990, Baltimore County Physician Community Service Award, University of Maryland School of Medicine Dedicated Service Award, and most recently, the Distinguished Service Award given by the University of Maryland Medical Alumni Association. He has held leadership positions in a number of community organizations.

     JOSEPH J. BOUFFARD joined the Bank's predecessor, Patapsco Federal Savings and Loan Association (the "Association"), in April 1995 as its President and Chief Executive Officer. Prior to joining the Association, from December 1990 Mr. Bouffard was Senior Vice President of The Bank of Baltimore, and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Dundalk Community College Foundation. He is a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association. He served as Treasurer of the Neighborhood Housing Services of Baltimore and was a charter member and Treasurer of the TowsonTowne Rotary Club.

     NICOLE N. GLAESER is Budget Director for the Baltimore County Police Department, a position she has held since 1988, except for six months in 1992, during which time she served as Chief of Staff to the Baltimore County Executive. On a part-time basis, Ms. Glaeser is a practicing attorney and is also a Certified Public Accountant.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Bank who do not serve on the Board of Directors.

                                         AGE AT
                                        JUNE 30,
NAME                                      2001                TITLE WITH THE BANK
----                                    ---------             -------------------
Frank J. Duchacek, Jr.                     57                 Senior Vice President - Commercial Lending
Michael J. Dee                             41                 Vice President, Chief Financial Officer and
                                                                  Controller of the Company and the Bank
John W. McClean                            57                 Vice President - Real Estate Lending
Brian C. Connelly                          51                 Vice President - Leasing Subsidiary
Laurence S. Mitchell                       54                 Vice President - Commercial Lending
Alan H. Herbst                             56                 Vice President - Consumer Lending

     FRANK J. DUCHACEK, JR. is a Senior Vice President who joined the Bank in February 1996 as its Vice President of Commercial Lending. Prior to that time, Mr. Duchacek was a credit underwriter and business development officer for First Union Bank, successor of First Fidelity Bank, N.A. From 1989 to 1993, Mr. Duchacek was a department manager for commercial lending at Provident Bank of Maryland. During the preceding 28 years, Mr. Duchacek occupied various lending and management positions with Union Trust Bank and its successor, Signet Bank, Maryland. Mr. Duchacek is a Director of the Eastern Baltimore County Chamber of Commerce. Mr. Duchacek served as a member of the Maryland Home Improvement Commission and currently is active with St. John's Episcopal Church in Kingsville, Maryland.

     MICHAEL J. DEE joined the Company and the Bank in May 1999 as its Chief Financial Officer and Controller. From September 1997 to May 1999, Mr. Dee was Vice President of Management Accounting for Sandy Spring National Bank of Maryland. From May 1995 to October 1997, Mr. Dee was the Manager of Financial Planning and Analysis with United Press International in Washington, D.C. From December 1989 to March 1995,

Mr. Dee was employed by The Bank of Baltimore and its successors, First Fidelity Bank, N.A. and First Union Bank, in a variety of financial positions. Mr. Dee is a Certified Management Accountant (CMA).

     JOHN W.  McCLEAN  joined the Bank in August 1995 as its Vice  President  of
Real Estate Lending. From January 1994 to August 1995, Mr. McClean was a self-employed business consultant. Prior to engaging in his own business, Mr. McClean was employed by Baltimore Bancorp from December 1990 as Vice President of the Bank of Baltimore's Asset Management and Disposition Group and from December 1985 as Senior Vice President and Chief Lending Officer of Municipal Savings Bank. Prior to that, Mr. McClean spent 20 years working for First National Bank of Maryland in the Commercial Real Estate Department. Mr. McClean is a past president of the Maryland Mortgage Bankers Association and has served on the Board of Neighborhood Housing Services of Baltimore. He is the Vice President of Finance of the Baltimore County Volunteer Firemen's Association and past President and current member of the Board of Directors of the Providence Volunteer Fire Company.

     BRIAN G. CONNELLY is the managing Vice President of the Bank's subsidiary, Prime Business Leasing, Inc., which was started by Mr. Connelly in October 1998 when he joined Patapsco. Previously Mr. Connelly had been the Manager of Chesapeake Industrial Leasing Co., Inc. since 1981.

     LAURENCE S. MITCHELL joined the Bank in November of 1999 as a commercial lending officer. In November 2000 he became Vice President of commercial lending for the Bank. Prior to joining Patapsco Mr. Mitchell held positions in various banks relating to commercial lending and business development. He is an active member of the Harford County Chamber of Commerce, a member of the Advisory Board of the Harford County Small Business Resource Center, a Board member of the Eastern Baltimore Area Chamber of Commerce, a member of the Leadership and Development Committee of the Maryland Bankers Association and an instructor for the Center for Financial Training Mid-Atlantic formerly known as the American Institute of Banking.

     ALAN H. HERBST joined the Bank in April 2000 as its Assistant Vice President of Consumer Lending. From April 1996 to April 2000 Mr. Herbst was a registered representative with a small brokerage firm and then T. Rowe Price. Mr. Herbst was employed by the Savings Bank of Baltimore and its successors from 1969 to 1996. Mr. Herbst's responsibilities included branch manager, new branch origination and development, and lastly from 1987 to 1996 he served as Vice President in commercial real estate.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the year ended June 30, 2001, the Board of Directors of the Company met 14 times. No director of the Company attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended June 30, 2001 and the total number of meetings held by committees on which he or she served during such fiscal year.

     The Board of Directors' Audit Committee consists of Directors Ludwig, Bozel and Glaeser, who serves as Chairperson. All members of the Audit Committee meet are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Committee met four times during the year ended June 30, 2001 to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve Company policies. The Audit Committee has adopted a written charter, a copy of which is attached as Exhibit A to this Proxy Statement.

     The Company's full Board of Directors acts as a nominating committee. The Company's full Board of Directors met one time as a Nominating Committee during the year ended June 30, 2001. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation in its market area. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

     The Board of Directors' Compensation Committee consists of Directors Patterson, Bouffard, O'Neill and Hoffman. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee met four times during the year ended June 30, 2001.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 2001, 2000 and 1999 awarded to or earned by the Chief Executive Officer for services rendered in all capacities to the Company and the Bank during those years. No other executive officer of the Company earned salary and bonus in fiscal year 2001 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                              LONG-TERM COMPENSATION
                                                                           --------------------------
                                                                                      AWARDS
                                            ANNUAL COMPENSATION (1)        --------------------------
                                  -------------------------------------     RESTRICTED     SECURITIES
NAME AND              FISCAL                           OTHER ANNUAL           STOCK       UNDERLYING      ALL OTHER
PRINCIPAL POSITION    YEAR        SALARY      BONUS    COMPENSATION (2)    AWARD(S)(3)      OPTIONS     COMPENSATION
------------------    ----        ------      -----    ----------------    -----------      -------     ------------
Joseph J. Bouffard    2001       $ 103,500   $ 25,557       $6,000        $     --             --         $ 12,063 (4)
President and CEO     2000         100,673     15,122        6,000              --             --           21,908
                      1999         100,000     12,295        6,000              --             --           17,193

_______________
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in fiscal year 2001 did not exceed 10% of the executive officer's salary and bonus.
(2)  Consists of an automobile allowance.
(3) As of June 30, 2001, based on the closing sale price of the Common Stock of $22.05 as reported on the OTC Bulletin Board, the aggregate value of the 918 shares of restricted Common Stock held by Mr. Bouffard was $20,419. In addition, at June 30, 2001, the Company's MRP Trust held $795 in cash representing accrued dividends for the benefit of Mr. Bouffard. In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.
(4) For fiscal year 2001, consists of $12,063 of matching contributions under the Bank's 401(k) Plan. In addition, each year Common Stock is allocated to Mr. Bouffard's account under the ESOP. The number of shares allocated to Mr. Bouffard's account for the year ended June 30, 2001 has not yet been determined.

     Year-End  Option  Values.   The  following  table  sets  forth  information
concerning the value as of June 30, 2001 of options held by the executive officer named in the Summary Compensation Table set forth above.

                                           NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR-END          AT FISCAL YEAR-END (1)
                                        ---------------------------        --------------------------
NAME                                    EXERCISABLE  UNEXERCISABLE         EXERCISABLE  UNEXERCISABLE
----                                    -----------  --------------        -----------  -------------
Joseph J. Bouffard                      6,743            1,686               $21,173        $5,924

_____________
(1) Based on the difference between the fair market value of the underlying Common Stock of $22.05 as quoted on the OTC Bulletin Board on June 30, 2001 and the exercise price of $18.91 per share.

     No options were granted to or exercised by the named executive officer during the year ended June 30, 2001, and no options held by any executive officer of the Company repriced during the past fiscal year.

DIRECTOR COMPENSATION

     General. Each nonemployee member of the Company's Board of Directors receives a fee of $450 for each regular and special meeting attended of the Company's Board of Directors and $200 for each meeting attended of a committee of either the Company's or the Bank's Board of Directors. No fees are paid for attendance at meetings of the Bank's Board of Directors. The Chairman of the Board receives an additional $500 per month.

     Nonemployee directors also participate in the Company's 1996 Stock Option and Incentive Plan (the "Option Plan") Management Recognition Plan (the "MRP") and Incentive Compensation Plan (the "ICP"). During the year ended June 30, 2001, no director received any awards under the Option Plan or the MRP. Nonemployee directors Bozel, Glaeser, Hoffman, Ludwig, O'Neill, Patterson and Waters received cash payments of $1,885, $4,194, $1,885, $4,463, $4,301, $4,686 and $3,205, respectively, during the year ended June 30, 2001 under the ICP.

     Director Retirement Plan. The Bank's Board of Directors has adopted a retirement plan (the "Directors' Plan"), for each nonemployee director (i) who is a voting member of the Bank's Board of Directors at any time on or after September 28, 1995, which is the plan's effective date, and (ii) who is not an employee on the date of being both nominated and elected or reelected to the Bank's Board of Directors. Under the Directors' Plan, a participant who terminates service as a voting member of the Bank's Board of Directors will receive a payment equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $65,185. A participant's "Benefit Percentage" increases from 0% for less than five years of service on the Bank's Board of Directors to 30% for five years of service, and thereafter in additional increments of 7% for each year of service from six to fourteen years, to 100% for fifteen or more years of service. A participant's "Vested Percentage" begins at 50%, increases to 75% upon completion of one year of service following the effective date, and becomes 100% if the participant completes a second year of service following the effective date. However, a participant's Vested Percentage becomes 100% regardless of his or her years of service in the event the participant terminates service on the Bank's Board of Directors due to death, "disability," retirement at or after age 72, or in the event of a "change in control" (as such terms are defined in the Directors' Plan). The provision accelerating a participant's Vested Percentage due to a change in control may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

     Each participant may elect to receive his or her plan benefits either in a lump sum cash payment or in substantially equal annual payments over a period of up to ten years, in which event the undistributed portion of the participant's benefits will be credited with an annual rate of return equal to the Bank's highest rate of interest on certificates of deposit having a one year term. If a participant dies, his or her beneficiary will receive the participant's benefits in a lump sum (unless the participant elects a distribution period of up to ten years).

     The Bank will pay all plan benefits from its general assets, and expects to establish a trust in the event of a change in control of the Bank. All expenses associated with the implementation and maintenance of the trust will be paid by the Bank. The Bank will fund the trust through a lump sum deposit of an amount that is projected to be sufficient to pay each director the benefits to which he or she is entitled pursuant to the Directors' Plan as of the date of the change in control. Trust assets will be subject to the claims of the Bank's general creditors.

     During the year ended June 30, 2001,  $6,130,  $6,381,  $5,629,  $3,593 and
$3,911 were credited under the Directors' Plan for the benefit of Directors Glaeser, Ludwig, O'Neill, Patterson and Waters, respectively.

EMPLOYMENT AGREEMENTS

     The Company and the Bank have entered into employment agreements (the "Employment Agreements") with Mr. Joseph J. Bouffard, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Bouffard is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors of the Company and the Bank. The Employment Agreements provide for a term of three years. On each anniversary date from the date of commencement of the Employment Agreements, the term of Mr. Bouffard's employment under the Employment Agreements may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that Mr. Bouffard's performance has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide Mr. Bouffard with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. Mr. Bouffard's base salary currently is $103,500. The Employment Agreements will terminate upon Mr. Bouffard's death or disability, and are terminable by the Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Bouffard without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining terms of the Employment Agreements plus an additional 12-month period (but not, from the Bank, in excess of three times his five years' average compensation). If the Employment Agreements are terminated due to Mr. Bouffard's "disability" (as defined in the Employment Agreements), he will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to establishment of Mr. Bouffard's disability. In the event of Mr. Bouffard's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the month in which his death occurs.

     The Employment Agreements provide that in the event of Mr. Bouffard's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreements) of the Bank or the Company, other than for "just cause," Mr. Bouffard will be paid within 10 days of such termination an amount equal to the difference between (i)
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that Mr. Bouffard receives on account of the change in control. The Employment Agreement with the Bank provides that within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bouffard's base amount, that will be used to pay Mr. Bouffard amounts owed to him upon termination, other than for just cause. The Employment Agreements also provide for a similar lump sum payment to be made in the event of Mr. Bouffard's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Bouffard. Such events generally relate to a reduction in Mr. Bouffard's salary, benefits or duties. The aggregate payments that would be made to Mr. Bouffard assuming his termination of employment under the foregoing circumstances at June 30, 2001 would have been approximately $309,465. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Mr. Bouffard prevails over the Company and the Bank in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.




SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

     In January 1998, in order to provide Joseph J. Bouffard (the "Executive") with supplemental retirement benefits and thereby encourage his continuing service as President and Chief Executive Officer of the Company and the Bank, the Bank has entered into a Supplemental Executive Retirement Agreement (the "SERA") with the Executive. Pursuant to the terms of the SERA, the Bank established an account in the name of the Executive to which the Bank credits $439 on the first day of each month in which the Executive continues to be employed with the Bank. For each calendar year, the value of this account will appreciate or depreciate as if the account was invested in, at the election of the Executive, the highest rate paid by the Bank on certificates of deposit having a term of one year, a fund that invested in the Common Stock or a mutual fund agreed upon by the Bank and the Executive. Amounts credited to the Executive's account are fully vested in his account.

     Upon his termination of employment from the Bank for a reason other than Just Cause, the balance in his account will be paid to the Executive either in a lump sum or in substantially equal annual installments over a period of up to ten years, with the first installment due on the first day of the second month after he leaves employment. If the Executive's employment with the Bank is terminated for Just Cause, he will forfeit the right to receive any payments pursuant to the SERA. In the event of a Change in Control, the present value of the benefits to which he is entitled shall be payable to the Executive in accordance with his distribution election form.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2001, the Bank's loans to directors and executive officers totaled $129,385, or .96% of the Company's stockholders' equity, at that date.

--------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock and the Company's Series A Non-cumulative, Perpetual Convertible Preferred Stock (the "Preferred Stock") by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                   AMOUNT AND            PERCENT OF           AMOUNT AND             PERCENT OF
                                    NATURE OF             SHARES OF            NATURE OF              SHARES OF
                              BENEFICIAL OWNERSHIP      COMMON STOCK     BENEFICIAL OWNERSHIP      PREFERRED STOCK
NAME                           OF COMMON STOCK (1)       OUTSTANDING      OF PREFERRED STOCK         OUTSTANDING
----                           -------------------       -----------      ------------------         -----------
Joseph J. Bouffard                  22,233                 6.51%                   0                     -- %
Nicole N. Glaeser                    4,517                 1.35                   24                    .02
Douglas H. Ludwig                    6,086                 1.82                    0                     --
Thomas P. O'Neill                    4,903                 1.46                1,922                   1.81
Theodore C. Patterson                7,254                 2.16                    0                     --
William R. Waters                    2,443                  .73                  240                    .23
Gary R. Bozel                          250                  .08                5,808                   5.48
J. Thomas Hoffman                    1,100                  .33                2,802                   2.64

All Executive Officers
   and Directors
   as a Group (14 persons)          74,767                20.87               11,624                  10.96

_____________
(1) For the definition of beneficial ownership, see Footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Amounts shown include 8,429, 1,627,


                                       9

     1,947, 1,755, 2,213, 108 and 17,268 shares which may be acquired by Directors Bouffard, Glaeser, Ludwig, O'Neill, Patterson and Waters, and by all directors and executive officers of the Company as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date. Amounts shown 918, 205, 205, 55, 205, 92 and 3,047 shares of restricted Common Stock which are held in the MRP Trust for the benefit of Directors Bouffard, Glaeser, Ludwig, O'Neill, Patterson and Waters, and all executive officers and directors as a group, respectively, and which will vest within 60 days of the Record Date. Does not include shares with respect to which Directors O'Neill, Patterson and Bouffard share "voting power" by virtue of their positions as trustees of the trusts holding 34,554 shares under the Company's ESOP and 693 shares under the MRP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Anderson Associates, LLP, the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Anderson Associates, LLP the written disclosures and the letter required to be delivered by Anderson Associates, LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has met with representatives of Anderson Associates, LLP to discuss the independence of the auditing firm.

     In connection with the new standards for independence of the Company's independent auditors promulgated by the Securities and Exchange Commission, during the Company's 2002 fiscal year, the Audit Committee will undertake to consider in advance of the provision of any non-audit services by the Company's independent auditors whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

     Based on the Audit Committee's review of the financial statements, its discussion with Anderson Associates, LLP regarding SAS 61, and the written materials provided by Anderson Associates, LLP under ISB Standard No. 1 and the related discussion with Anderson Associates, LLP of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                                                             THE AUDIT COMMITTEE
                                                               Nicole N. Glaeser
                                                               Douglas H. Ludwig
                                                                   Gary R. Bozel

--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     Anderson Associates, LLP ("Anderson"), which was the Company's independent certified public accounting firm for the 2001 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2002 fiscal year. A representative of Anderson Associates, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.

--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended June 30, 2001, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended June 30, 2001 were $45,100.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not pay any fees to Anderson Associates, LLP during the fiscal year ended June 30, 2001 for advice and related services regarding financial information systems design and implementation.

ALL OTHER FEES

     For the fiscal year ended June 30, 2001, the aggregate fees paid by the Company to Anderson Associates, LLP for all other services (other than audit services and financial information systems design and implementation services) were $22,250.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2001, all of the Reporting Persons complied with these reporting requirements.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2001 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 1, 2001. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than May 24, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Theodore C. Patterson


                                          THEODORE C. PATTERSON
                                          SECRETARY
Dundalk, Maryland
September 21, 2001

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                           THE PATAPSCO BANCORP, INC.
                                 AUDIT COMMITTEE


CHARTER STATEMENT

     The mission of the Audit Committee of the Patapsco Bancorp, Inc. is to monitor the effectiveness of internal controls and to ensure that accounting and other practices and controls are adequate and that records, reports and financial statements are accurate and are examined by competent independent auditors. Further, that the Bank's and the Company's public financial reports conform to accepted regulatory and generally accepted accounting principles.

MEMBERSHIP AND RESPONSIBILITY:
-----------------------------

     The committee shall be comprised of no fewer that three independent directors and shall be assisted by the Controller until such time as the Patapsco Bancorp, Inc. hires an internal auditor. The committee shall meet at least quarterly and shall report to the Board of Directors summarizing the activities, conclusions, and recommendations of the committee during the past quarter and the committee's future agenda.

ACTIVITIES:
----------

     The committee will take an active role in the selection of independent auditors and will meet with the independent auditors prior to the start of the audit to discuss the audit plan and to ensure that it meets the needs of the Board and shareholders. At the conclusion of the audit, the committee will meet with, review the independent auditor's findings, and discuss any disagreements between the independent auditors and management. The post audit meeting will include a session without the presence of management.

     The committee, with the assistance of the independent auditors and other consultants as needed, will review interim and annual financial information and other reports including regulatory examinations to ensure:

     o Generally accepted accounting principles have been followed and consistently applied;
     o Fluctuations in financial statement balances, ratios and statistics are explained satisfactorily;
     o Summarized interim financial information for external reporting purposes conforms with disclosure requirements;
     o Significant commitments and contingent liabilities are disclosed; o Various loan portfolios are reviewed on a periodic basis;
     o    Concerns of the State and Federal regulators are being addressed.

     The committee will review new policy and procedures manuals prepared at the time products or policies are introduced and will periodically review all manuals governing policy and procedures for adequacy and consistency. The committee will also administer other duties as assigned by the Board of Directors.

                                 REVOCABLE PROXY

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                             PATAPSCO BANCORP, INC.
                                DUNDALK, MARYLAND
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                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 25, 2001

     The undersigned hereby appoints Nicole N. Glaeser, Douglas L. Ludwig and Theodore C. Patterson with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Patapsco Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland, on Thursday, October 25, 2001, at 4:00 p.m., and at any and all adjournments thereof, as follows:

                                                                       VOTE
                                                         FOR         WITHHELD
                                                         ---         --------

1.       The election as directors of all
         nominees listed below (except as
         marked to the contrary below).

         For three-year terms:

         Thomas P. O'Neill
         William R. Waters
         Gary R. Bozel

         For a two-year term:

         J. Thomas Hoffman

         INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

         _______________________________________________


The Board of Directors recommends a vote "FOR" each of the nominees listed above.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE LISTED NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE
AND   MATTERS    INCIDENT    TO   THE    CONDUCT   OF   THE   ANNUAL    MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated September 21, 2001 and an Annual Report to Stockholders.

Dated: ________________________, 2001



______________________________________           _______________________________
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER


______________________________________           _______________________________
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE  COMPLETE,  DATE,  SIGN AND MAIL THIS PROXY PROMPTLY IN THE  ACCOMPANYING
POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------